UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

RYVYL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

RYVYL Inc.

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

Dear Stockholder:

You are invited to attend the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of RYVYL Inc. (“RYVYL,” the “Company,” “we,” “us,” or “our”), which will be held on October 30, 2025 at 4:00 p.m., Eastern Time (“ET”)/ 1:00 p.m., Pacific Time (“PT”) as a virtual meeting. The Annual Meeting will be held in a virtual meeting format only. You will be able to attend the meeting, vote, and submit your questions via the Internet by visiting www.virtualshareholdermeeting.com/RVYL2025 and entering the control number included on your proxy card. You will not be able to attend the virtual Annual Meeting physically in person.

Even if you are planning on attending the 2025 Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the 2025 Annual Meeting. Instructions on voting your shares are in the proxy materials you received for the 2025 Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. ET on October 29, 2025. If you attend the 2025 Annual Meeting online and wish to vote at the 2025 Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

YOUR VOTE IS IMPORTANT TO US. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting, we urge you to promptly submit your vote via the Internet, telephone, or mail.

On behalf of the board of directors and management, I would like to express our appreciation for your continued support.

Very truly yours,

Fredi Nisan

Director and Chief Executive Officer

October 2, 2025

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE 2025 ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE PROXY MATERIALS YOU RECEIVED AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE 2025 ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE 2025 ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE 2025 ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE 2025 ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY STOCKHOLDER ATTENDING THE 2025 ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

RYVYL Inc.

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON October 30, 2025

October 2, 2025

To our Stockholders:

Notice (this “Notice”) is hereby given that the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of RYVYL Inc., a Nevada corporation (the “Company,” “RYVYL,” “our,” “we” or “us”), will be held as a “virtual meeting” via live audio webcast on Thursday, October 30, 2025, at 4:00 p.m. Eastern Time (“ET”)/1:00 p.m. Pacific Time (“PT”) for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)	To elect four directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

(2)	To ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

(3)	To approve an amendment to our Amended and Restated Articles of Incorporation, as amended (the “Amended Articles”) to effectuate a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of between one-for-five and one-for-fifteen, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effectuated at such a rate and at such time and date, if at all, as determined by the Board in its sole discretion;

(4)	To approve an amendment to our Amended Articles to increase the number of authorized shares of common stock, from 100,000,000 shares to 500,000,000 shares; and

(5)	To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors unanimously recommends a vote “FOR” the approval of each of the Director Nominees in Proposal 1, and a vote “FOR” each of Proposal 2, Proposal 3, and Proposal 4.

Pursuant to our Amended and Restated Bylaws, our board of directors (“Board of Directors”) has fixed the close of business on September 10, 2025 as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2025 Annual Meeting and any adjournment thereof. Holders of our common stock are entitled to vote at the 2025 Annual Meeting.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of all proxy materials, including our annual report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report”), as well as providing access to the proxy materials at www.proxyvote.com. We will begin distributing this Proxy Statement, the Notice and proxy card on or about September 25, 2025.

The 2025 Annual Meeting will be held as a virtual meeting via live webcast on the Internet on Thursday, October 30, 2025, at 4:00 p.m. ET/1:00 p.m. PT. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person. You will be able to attend the Annual Meeting, vote, and submit your questions on the day of the meeting via the Internet by visiting www.virtualshareholdermeeting.com/RVYL2025 and entering the control number included on your proxy card. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2025 Annual Meeting on the meeting website. Further instructions on how to attend and participate in the 2025 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

By order of the Board of Directors,

Fredi Nisan

Director and Chief Executive Officer

October 2, 2025

i

ii

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by our Board of Directors for the 2025 Annual Meeting.

What is Included in these Materials?

These materials include the Notice, this Proxy Statement, a proxy card, and our 2024 Annual Report.

What is the Purpose of the 2025 Annual Meeting?

This is the 2025 Annual Meeting of the Company’s stockholders. At the meeting, you will be voting upon:

(1)	The election of four directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

(2)	The ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

(3)	The approval of an amendment to our Amended and Restated Articles of Incorporation (the “Amended Articles”) to effectuate a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of between one-for-five and one-for-fifteen, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effectuated at such a rate and at such time and date, if at all, as determined by the Board in its sole discretion;

(4)	The approval of an amendment to our Amended Articles to increase the number of authorized shares of common stock, from 100,000,000 shares to 500,000,000 shares; and

(5)	Any other business that may properly come before the 2025 Annual Meeting or any adjournments or postponements thereof.

How does the Board of Directors recommend that I vote?

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of each of the Director Nominees in Proposal 1, and vote “FOR” each of Proposal 2, Proposal 3, and Proposal 4.

How do Proxies Work?

Our Board of Directors is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I Share an Address with Another Stockholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain an Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

RYVYL Inc.

Corporate Secretary

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

Telephone : (619) 549-2184

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board of Directors has fixed the close of business on September 10, 2025 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the 2025 Annual Meeting or any adjournment thereof. You can vote at the 2025 Annual Meeting if you held shares of our common stock (the “Voting Capital”) as of the close of business on the Record Date. On the Record Date, there were 31,770,324 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.

A list of stockholders of record entitled to vote at the 2025 Annual Meeting will be available for inspection at our principal executive offices located at 3131 Camino Del Rio N, Suite 1400, San Diego, CA 92108 for a period of at least ten (10) days prior to the 2025 Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the 2025 Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the 2025 Annual Meeting?

Record holders and beneficial owners on the Record Date may attend the 2025 Annual Meeting. If your shares are held in street name and you would like to vote your shares at the 2025 Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the 2025 Annual Meeting.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/RVYL2025. You will be able to attend the 2025 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2025 Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/RVYL2025. You will be able to attend the 2025 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2025 Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the 2025 Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

How Will My Shares Be Voted?

All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the 2025 Annual Meeting and not revoked will be voted at the 2025 Annual Meeting as instructed by you in a proxy delivered before the 2025 Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “for” the approval of each of the Director Nominees, “for” each of Proposal 2, Proposal 3, and Proposal 4, and with regard to any other matters that may be properly presented at the 2025 Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board of Directors.

What Constitutes a Quorum?

To carry on business at the 2025 Annual Meeting, we must have a quorum. A quorum is present when at least 33 1/3% of the shares entitled to vote as of the Record Date are represented in person or by proxy. Thus, holders of the Voting Capital representing at least 10,590,108 votes must be represented in person or by proxy at the 2025 Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2025 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares held by us in treasury are not considered outstanding or considered to be present at the 2025 Annual Meeting. If there is not a quorum at the 2025 Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote”. If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board of Directors. Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals.

Proposal 2 (the ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm), Proposal 3 (the approval of a reverse stock split of the Company’s common stock, at a ratio of between one-for-five and one-for-fifteen, and Proposal 4 (the approval of an increase in authorized shares) are all “routine” matters on which your broker can exercise voting discretion. Proposal 1 (election of directors) is considered non-routine and therefore brokers cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals. Abstentions are included for the purpose of determining whether a quorum has been reached.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal No.	Proposal	Vote Required	Broker Discretionary Vote Allowed
(1)	Election of four directors	A majority of the votes cast for each director	No

(2)	Ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	A majority of the votes cast	Yes

(3)	Approval of an amendment to our Amended Articles to effectuate a reverse stock split of the Company’s common stock.	A majority of the voting shares issued and outstanding on the Record Date	Yes

(4)	Approval of an amendment to our Amended Articles to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares.	A majority of the voting shares issued and outstanding on the Record Date	Yes

What Are the Voting Procedures?

In voting by proxy regarding the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Regarding other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the 2025 Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board of Directors. Thus, where no choice is specified, the proxies will be voted FOR Proposals 1, 2, 3 and 4.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by (i) giving written notice to our administrator, (ii) delivering a properly completed, later-dated proxy card or vote instruction form to us or (iii) voting via the Internet at the 2025 Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to RYVYL Inc., 3131 Camino Del Rio North, Suite 1400. San Diego, CA 92108, Attention: Corporate Secretary. Revocations of proxies must be received prior to the time of the 2025 Annual Meeting to serve as an effective revocation of that proxy.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. We have engaged Alliance Advisors as our shareholder advisor and proxy solicitation agent and will pay fees of approximately $8,000, plus certain out-of-pocket expenses to assist us with the solicitation of proxies.

Do I Have Appraisal Rights?

Our stockholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the 2025 Annual Meeting.

Whom do I contact if I have questions?

If you have any questions or need assistance completing your proxy or voting instruction form, please contact Alliance Advisors by telephone at 1-855-206-1248 (toll-free within North America), or by email at rvyl@alllianceadvisors.com.

How can I find out the Results of the Voting at the 2025 Annual Meeting?

Preliminary voting results will be announced at the 2025 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within (4) four business days after the meeting.

DIRECTORS AND OFFICERS

The following is a list of our directors and executive officers as of the Record Date, as well as nominees to be submitted to the vote of our stockholders at the Annual Meeting, along with the specific information required by Rule 14a-3 of the Securities Exchange Act of 1934 (the “Exchange Act”):

Name	Age	Position(s)
Executive Officers
Fredi Nisan	44	Director and Chief Executive Officer (Principal Executive Officer)
Zechariah Kirscher	37	Vice President Legal
George Oliva	64	Director and Chief Financial Officer

Non-Employee Directors
Gene Jones	73	Director
Brett Moyer	67	Director
Tod Browndorf	66	Director

Business Experience of Executive Officers

Fredi Nisan has served as a Director and our Chief Executive Officer since July 2017, and has been a principal of the Company since August 2017. Mr. Nisan is not a nominee for election to the Board at the 2025 Annual Meeting and will not continue as Director thereafter. In May 2016, Nisan founded Firmness, LLC. Through Firmness, Nisan created “QuickCitizen,” a software program that simplifies the onboarding process for new clients of law firms specializing in immigration issues. The QuickCitizen software significantly reduced law firm’s onboarding processing time from more than three hours to approximately fifteen minutes. In January 2010, Nisan launched Brava POS, where he served as President until 2015. Brava POS provided point of sale (“POS”) systems for specialty retail companies. Nisan developed software to provide clients with solutions for issues ranging from inventory management to payroll to processing high volume transactions in the form of a cloud-based POS system. This system had the capability to manage multiple stores with centralized inventory and process sales without an internet connection, and offered a secure login for each employee, as well as including advanced inventory management and reporting, plus powerful functionality for its end users.

Zechariah Kirscher has served on the Company’s internal legal team since May 2022, when he joined as Senior Counsel, and was later appointed VP of Legal Affairs in April 2023. Prior to joining the Company, Mr. Kirscher spent nearly a decade working in law firms in Southern California, most recently at Cooley LLP from April 2021 to May 2022 and, before that, DLA Piper (US) from September 2015 to April 2021. While at Cooley and DLA, Mr. Kirscher represented banks, lenders, private funds, and companies in primarily the venture lending space. Today, Mr. Kirscher leverages his experience with early stage companies to contribute to the growth and success of RYVYL as it seeks to transform the payments industry. Mr. Kirscher holds a Bachelor of Arts degree from the University of Wisconsin-Madison and a Juris Doctor degree from Chicago-Kent College of Law.

George Oliva joined the RYVYL team in October 2023 as Chief Financial Officer, has served as a Director since September 2025, and has over 30 years as a senior finance professional, with a background in corporate finance, treasury, financial planning and analysis, international tax, and strategic planning. Prior to joining RYVYL, he was Chief Financial Officer and Corporate Secretary for WiSA Technologies (“WiSA”) since 2019. Prior to WiSA, he provided financial consulting services to public and private companies nationwide. He was also a partner with Hardesty LLC, a national executive services firm. Mr. Oliva has held several interim positions with a variety of clients that included a scientific instruments business acquired by a private equity firm, a medical device manufacturer preparing for an IPO, an audio company merger and a yield improvement software company implementing a world-wide ERP system. Mr. Oliva was CFO of Penguin Computing from 2009 through 2013, where he played a leading role in guiding them through a period of rapid growth, twice making the Silicon Valley Business Journal’s list of fastest growing private companies. Prior to Penguin, he was CFO of StreamLogic, a public company doing business as Hammer Storage Solutions, where he navigated its going-private transaction. Prior to serving in such roles, Mr. Oliva was responsible for financial planning and analysis and operational support as the operations controller for Conner Peripherals and at Read-Rite Corporation, both exceeding a billion of revenue in the data storage industry. Mr. Oliva began his career in auditing with Arthur Andersen & Co., a leading public accounting firm. Mr. Oliva is a certified public accountant, currently inactive status. He earned a B.S. degree in Business Administration from U.C. Berkeley with a dual emphasis in Accounting and Finance.

Business Experience of Non-Employee Directors

Brett Moyer has served as a Director since June 2025. Mr. Moyer has served as the Chief Financial Officer of Datavault AI Inc., a data sciences technology company, since December 2024. Mr. Moyer was a founder of WiSA and served as President and Chief Executive Officer of WiSA and Chairperson of its board of directors from August 2010 to December 31, 2024, at which time, it acquired Data Vault Holdings Inc.’s assets and Nathaniel T. Bradley, CEO of Data Vault Holdings, became CEO of the newly named Datavault AI. From August 2002 to July 2010, Mr. Moyer served as president and chief executive officer of Focus Enhancements, Inc., a developer and marketer of proprietary video technology. From February 1986 to May 1997, Mr. Moyer worked at Zenith Electronics Inc. a consumer electronic company, where he had most recently been the vice president and general manager of its Commercial Products Division. Since June 2016, Mr. Moyer has also served as a member of the board of directors of Alliant International University, a private university offering graduate study in psychology, education, business management, law and forensic studies, and bachelor’s degree programs in several fields. From 2003 to December 2015, he served on the board of directors of HotChalk, Inc., a developer of software for the educational market, and from March 2007 to September 2008, he was a member of the board of directors of NeoMagic Corporation, a developer of semiconductor chips and software that enable multimedia applications for handheld devices. Mr. Moyer received a Bachelor of Arts in Economics from Beloit College in Wisconsin and a Master’s of Business Administration with a concentration in finance and accounting from Thunderbird School of Global Management.

Gene Jones has served as a Director since September 2025. Mr. Jones served as RYVYL’s Interim CFO and SEC Project Advisor from March 2023 to October 2023. Previously, he collaborated with the RYVYL team to complete the 2021 and 2022 financial restatements and subsequent compliance filings. He is a partner at SeatonHill Partners, LP, a firm specializing in CFO services and project-based financial leadership. With over 35 years of experience in various executive roles, including Chief Financial Officer, Chief Operating Officer, Corporate Treasurer, and Controller, Mr. Jones has contributed to both public and private equity companies, as well as venture-funded startups. He possesses a substantial history of assisting organizations of varying sizes in areas such as financial management, information technology, human resources, risk management, and technology services. His expertise extends across several key sectors, including technology services, manufacturing and distribution, retail, restaurants, legal and engineering firms, litigation support services, and physician practice management. His primary areas of focus involve organizations undergoing transitions, particularly those facing leadership changes or requiring process remediation, as well as entities in need of emergency funding or engaged in fraud detection and investigation. Mr. Jones’s extensive background includes a decade with KPMG, where he oversaw several hundred engagements, executed over 40 mergers and acquisitions, and led the sales process for six different private equity firms. He earned an MBA from Indiana University and a Bachelor of Science in Accounting from St. Joseph’s College. He is a licensed Certified Public Accountant in Texas.

Tod Browndorf has served as a Director since September 2025. Mr. Browndorf is a seasoned executive with a career spanning technology, finance, and entrepreneurship, built on a foundation of discipline, leadership, and global experience. With over three decades of leadership experience, he has founded and scaled innovative companies at the intersection of business and technology. As CEO of Coggno Inc., since 2010, Mr. Browndorf has built a leading compliance training platform that streamlines workforce training for organizations worldwide. Prior to Coggno, he founded Hirehand, a micropayment platform for companies and job seekers, and served as COO of Pacific Net Soft, where he managed operations and sales for a recruiting and contingent search firm. Earlier in his career, Mr. Browndorf was an OTC Trader with Montgomery Securities in San Francisco and a member of the New York Futures Exchange (NYFE), gaining expertise in financial markets, trading strategies, and risk management. He studied at The Hebrew University of Jerusalem and Monash University, providing him with a global perspective and a solid foundation in economics. Mr. Browndorf is also a veteran of the Israel Defense Forces (IDF), where he served in the Combat Infantry. Mr. Browndorf’s career has focused on strategic growth, building high-performing teams, and driving innovation. Based in San Jose, California, he continues to focus on developing solutions that empower businesses and shape the future of workforce learning and development.

Family Relationships

There are no family relationships among any of our executive officers or directors.

CORPORATE GOVERNANCE

Composition of our Board of Directors

Our Board of Directors currently consists of five directors, with four directors expected to continue after the 2025 Annual Meeting. Our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws provide that our Board of Directors can consist of not less than one director nor more than 11 directors. The number of directors is fixed by our Board of Directors. Our Amended and Restated Bylaws also provide that a majority of the total number of directors then in office will constitute a quorum for a meeting of the Board of Directors. At each Annual Meeting of Stockholders, directors will be elected for a one year term, until his or her successor is elected at our Annual Meeting or his or her death, resignation or removal, whichever is earliest to occur. When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Director Qualifications

Brett Moyer – The Board of Directors believes that Mr. Moyer is well-qualified to serve on the Board of Directors due to his financial and accounting background.

George Oliva – The Board of Directors believes that Mr. Oliva is well-qualified to serve on the Board of Directors due to his financial and accounting background as well as his familiarity with the company.

Gene Jones – The Board of Directors believes that Mr. Jones is well-qualified to serve on the Board of Directors due to his financial and accounting background as well as his familiarity with the company.

Tod Browndorf – The Board of Directors believes that Mr. Browndorf is well-qualified to serve on the Board of Directors due to his extensive executive leadership and entrepreneurial background as well as his business and financial experience.

Director Independence

As our common stock is listed on the Nasdaq Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Nasdaq Listing Rule 5605(a)(2). Our Board of Directors has affirmatively determined that each of Mr. Moyer, Mr. Jones and Mr. Browndorf are “independent directors,” as that term is defined in the Nasdaq rules. Under the Nasdaq rules, our Board must be composed of a majority of “independent directors.”

Additionally, subject to certain limited exceptions, our Board’s audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his capacity as a member of our audit committee, our Board of Directors, or any other committee of our Board of Directors: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has recently appointed three new board members to replace two independent directors and one director who was not independent, each of whom recently resigned as directors of the Company. One of the new directors appointed is George Oliva, who is also our Chief Financial Officer. The other two directors, Gene Jones and Tod Browndorf, are each independent directors. Each of them brings a strong financial background and relevant expertise to their oversight duties. We believe that the presence of three independent members of the five members currently serving on our Board of Directors ensures appropriate oversight by the Board of Directors of our business and affairs.

However, no single leadership model is right for all companies and at all times. The Board of Directors recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board of Directors may periodically review its leadership structure. In addition, the Board of Directors holds executive sessions in which only independent directors are present.

Our Board of Directors is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization.

Our audit committee oversees the management of financial risks; our Board of Directors regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board of Directors regularly reviews plans, results and potential risks related to our business, growth, and strategies. Our compensation committee oversees risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation program

Committees of Our Board of Directors

The Board of Directors has established the following three standing committees: Audit Committee; Compensation Committee; and the Nominating and Governance Committee or “Nominating Committee.” Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our Audit Committee is responsible for, among other matters:

●	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm its independence from management;

●	reviewing with our independent registered public accounting firm the scope and results of its audit;

●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the Securities and Exchange Commission (“SEC”);

●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

●	coordinating the oversight by our Board of Directors of our code of business conduct and our disclosure controls and procedures;

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters;

●	reviewing and approving related-person transactions; and

●	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm.

The Audit Committee currently consists of Mr. Moyer, who serves as chairman of the Audit Committee, and Mr. Browndorf. The Board has reviewed the independence of our directors based on the listing standards of Nasdaq. Based on this review, the Board of Directors has determined that the current members of our Audit Committee meet the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 and Nasdaq rules. The Board of Directors has determined that Mr. Moyer qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Under the applicable Nasdaq Rules, we are not currently in compliance with the requisite number of members needed for our Audit Committee or with the applicable independence requirements. The Company intends to cure its current noncompliance with Nasdaq’s audit committee composition requirements by adding a third independent director by the earlier of our next annual meeting of shareholders (i.e. the 2025 Annual Meeting) or one year from the occurrence of the event that caused our failure to have the requisite number of members on the Audit Committee; provided, however, that if the annual shareholders meeting occurs no later than 180 days following the event that caused such failure to comply, as is the case here, we have instead 180 days from such event to regain compliance. We believe that by adding an additional independent director to the Company’s Audit Committee, on or before February 27, 2026, which is 180 days after August 31, 2025, the date that our two independent directors resigned causing us to be noncompliant, we will have cured and regained compliance with Nasdaq’s audit committee composition requirement. There is no assurance that a qualified candidate will be secured or that we will be able to cure this noncompliance, and our failure to do so could result in our common stock being delisted from Nasdaq.

Our Board of Directors has adopted a written charter for the Audit Committee which is available on our principal corporate website at investors.ryvyl.com/governance/charter-documents. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

●	reviewing key employee compensation goals, policies, plans, and programs;

●	reviewing and approving the compensation of our directors and executive officers;

●	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

●	appointing and overseeing any compensation consultants.

Our Compensation Committee consists of Mr. Jones and Mr. Browndorf. Mr. Jones serves as chairman of our Compensation Committee. Our Board of Directors has determined that each member of the Compensation Committee is “independent” and meets the independence requirements applicable to Compensation Committee members under the rules of Nasdaq.

Our Board of Directors has adopted a written charter for the Compensation Committee which is available on our principal corporate website at investors.ryvyl.com/governance/charter-documents. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities.

Nominating and Corporate Governance Committee

The purpose of the Nominating Committee is to assist the board in identifying qualified individuals to become board members, in determining the composition of the Board of Directors, and in monitoring the process to assess the effectiveness of the Board of Directors. The Nominating Committee, in recommending director candidates for election to the Board of Directors, and the Board of Directors, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics, and values and the ability to make mature business judgments. The Nominating Committee and the Board of Directors also considers whether there are potential conflicts of interest. The Nominating Committee and the Board of Directors are committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which new candidates for the Board of Directors are chosen.

Our Nominating Committee consists of Mr. Moyer and Mr. Jones. Mr. Moyer serves as chairman of our Nominating Committee. Our Board of Directors has determined that each member of the Nominating Committee is “independent” and meets the independence requirements applicable to Nominating Committee members under the rules of Nasdaq.

Our Board of Directors has adopted a written charter for the Nominating Committee which is available on our principal corporate website at investors.ryvyl.com/governance/charter-documents. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

Director Attendance at Annual Meetings of Stockholders

We do not have a formal policy regarding the attendance of directors at our annual meetings of stockholders, but we encourage all directors to make every effort to attend all annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at Board of Directors and committee meetings.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Mr. Jones and Mr. Browndorf, each of whom is an “independent director” within the meaning of the Nasdaq Listing Rules and neither of whom are employees or have recently been employees of the Company. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity of which any such entity’s executive officers served as a member of our Board of Directors.

Code of Business Conduct and Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics that applies to our directors, officers, and employees. A copy of this code is available on our website at investors.ryvyl.com/governance/charter-documents. We intend to disclose on our website any amendments to the Code of Business Conduct and Ethics and any waivers of the Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. The information contained on, or that can be accessed through, our website is not part of our Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

Board of Directors and Committees Self-Assessment

The Board of Directors conducts, and the Nominating Committee oversees, an annual self-assessment to determine whether the Board of Directors is functioning effectively. The Board of Directors periodically considers the mix of skills and experience that directors bring to the Board of Directors to assess whether the Board of Directors has the necessary tools to perform its oversight function effectively.

In addition, our Nominating Committee, Audit Committee, and Compensation Committee each conduct their own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

Communications with the Board of Directors

The Board of Directors welcomes communications from our stockholders, and it is our policy to facilitate communication from stockholders. The Board of Directors generally believes it is in our best interests that designated members of management speak on behalf of the Company. Stockholders and other interested parties wishing to communicate with the Board of Directors or with an individual member of the Board of Directors concerning the Company may do so by writing to the Board of Directors or to a particular member of the Board of Directors, by mailing such correspondence to RYVYL Inc., Corporate Secretary, 3131 Camino Del Rio North Suite 1400, San Diego, CA 92108.

Please indicate on the envelope or in the email whether the communication is from a stockholder or other interested party. The Board of Directors has instructed the Corporate Secretary and other relevant members of management to examine incoming communications and forward to the Board or individual Board members as appropriate, communications he or she deems relevant to the Board’s roles and responsibilities. The Board has requested that certain types of communications not be forwarded, and redirected if appropriate, such as: spam, business solicitations or advertisements, resumes or employment inquiries, service complaints or inquiries, surveys, or any threatening or hostile materials.

Board of Directors and Committee Meetings and Attendance

During fiscal 2024, our Board of Directors met two times, the Audit Committee met four times, the Compensation Committee met two times and the Nominating Committee met one time. In fiscal 2024, each director attended all of the meetings of the Board of the Directors while serving as a director. In fiscal 2024, each director attended 100% of all meetings of committees on which he or she served. Mr. Moyer, Mr. Jones, Mr. Browndorf and Mr. Oliva did not serve as directors during fiscal 2024.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock to file reports relating to their ownership and changes in ownership of our Common Stock with the SEC. Based on a review of Forms 3, 4 and 5 and any amendments thereto filed with the SEC and stockholder reports from our transfer agent and written representations that no other reports were required, during the fiscal year ended December 31, 2024, our officers, directors and 10% or more stockholders complied with all Section 16(a) filing requirements applicable to them, except that (i) Mr. Errez filed three late Form 4s covering a total of five transactions; (ii) Mr. Nisan filed three late Form 4s covering a total of five transactions; (iii) Ms. Baer filed one late Form 4 covering a total of one transaction; (iv) Mr. Laniado filed two late Form 4s covering a total of two transactions; and (v) David Montoya filed three late Form 4s covering a total of three transactions. The Company has requested all Section 16(a) officers provide power of attorney to the in-house legal team to ensure timely approvals and filing of Section 16(a) reports and is implementing equity software for timely recording and reporting.

EXECUTIVE COMPENSATION

The Company qualifies as a “smaller reporting company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. In accordance with those rules, the Company is required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year - End Table, as well as limited narrative disclosures regarding executive compensation for the Company’s last completed fiscal year.

Further, the Company’s reporting obligations extend only to “named executive officers,” who are the individuals who served as the Company’s principal executive officer and the Company’s next two other most highly compensated officers at the fiscal year ended December 31, 2024.

Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by, or paid to, our Chief Executive Officer (Principal Executive Officer) and our two most highly compensated executive officers other than the Principal Executive Officer (collectively, the “Named Executive Officers”) during fiscal years 2024 and 2023. Our Named Executive Our Named Executive Officers in 2023 were Mr. Nisan, Mr. Errez, and Mr. Wei. Our Named Executive Officers in 2024 were Mr. Nisan, Mr. Errez, and Mr. Oliva.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Options Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Ben Errez	2024	399,010	-	29,959	-	114,633	543,602
Chairman/EVP (3)	2023	380,000	-	218,585	148,127	88,920	835,632

Fredi Nisan	2024	399,000	-	29,959	-	113,070	542,029
CEO/Director	2023	380,000	-	217,225	148,127	21,390	766,742

Min Wei	2024	190,183	-	-	-	188,057	378,240
COO (4)	2023	320,000	160,000	158,400	157,949	33,469	829,818

George Oliva	2024	320,000	-	-	-	46,752	366,752
CFO (5)	2023	66,666	-	49,997	-	3,019	119,682

(1)	Represents the aggregate grant date fair value of restricted stock and stock option awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). These amounts do not necessarily correspond to the actual value that may be recognized by the holder. Refer to Note 1, Summary of Significant Accounting Policies, of this prospectus for a description of the assumptions used in determining the grant date fair values of these awards.

(2)	All other compensation includes Company paid healthcare insurance premiums, compensation for board memberships, and 401(k) match. For Messrs. Errez and Nisan, as members of the Board, each of their compensation includes $90,000 in cash. For Mr. Wei, compensation includes severance compensation.

(3)	Mr. Errez resigned as Executive Vice President, Chaiman, and as a member of the Board of Directors, effective as of August 31, 2025

(4)	Mr. Wei joined the Company in February 2022 and resigned in June 2024.

(5)	Mr. Oliva joined the Company in October 2023.

Outstanding Equity Awards at Fiscal Year-End

The following table shows, for each of our Named Executive Officers, all equity awards that were outstanding as of December 31, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Not Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Fredi Nisan	8,333	-	$60.60	06/01/2026	26,667	$52,800
	301	-	133.10	06/02/2026
	818	-	36.60	10/13/2027
	53,333	26,667-	2.18	11/15/2028
Ben Errez	8,333	-	60.60	06/01/2026	26,667	52,800
	301	-	133.10	06/02/2026
	818	-	36.60	10/13/2027
	53,333	26,667-	2.18	11/15/2028

Neither Min Wei or George Oliva had any equity awards outstanding as of December 31, 2024.

Employment and Consulting Contracts, Termination of Employment, and Change-in-Control Arrangements

The Company has not entered into employment agreements or other compensation agreements with its executive officers other than as described below. All employee contracts are “at will.” There are no potential payments payable to the named executive officers upon a termination of employment in connection with a change in control.

On August 15, 2025, in connection with his reported retirement, the Company and Mr. Errez entered into a Severance Benefits Offer and General Waiver and Release of Claims agreement (the “Severance Agreement”). Pursuant to the Severance Agreement, Mr. Errez will receive a cash payment of $350,000, less applicable withholding amounts, within five business days after the Termination Date, and all issued but unvested equity grants held by Mr. Errez will vest as of the Termination Date. The Severance Agreement contains customary representations, warranties, and covenants. Additionally, the Company and Mr. Errez have agreed to release each other from all claims that relate in any way to Mr. Errez’s employment or separation from employment with the Company, except for those types of claims specifically excluded under the terms of the Severance Agreement. Further, each of the Company and Mr. Errez has covenanted that neither will file or cause to be filed, join, or encourage a lawsuit, between the Company and Mr. Errez.

On September 22, 2025, the Company entered into an employment agreement with Mr. Oliva in connection with the continuation of his role as Chief Financial Officer of the Company (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Oliva will continue his employment on an “at-will” basis with compensation to be set by the Company’s management team on an annual basis, eligibility for bonuses in accordance with the Company’s applicable bonus programs, and eligibility for other benefits such as participation in any retirement plans and insurance plans. The Company may terminate the Employment Agreement for cause and Mr. Oliva may terminate the Employment Agreement for good reason, both as further described the Employment Agreement, and both the Company and Mr. Oliva may also terminate without cause subject to fifteen prior days’ notice. Upon termination for cause (by the Company) or without cause (by Mr. Oliva), the Company pay for any earned but unpaid base salary, bonus, and vested benefits through the date of termination. In the addition to the foregoing, in the case of termination without cause (by the Company) or for good reason (by Mr. Oliva), the Company will also pay Mr. Oliva severance in the amount of twelve months salary to be paid in twelve equal instalments, all unvested equity awards will be fully vested, and continue to cover Mr. Oliva’s group health plan premium for a period of twelve months. The Employment Agreement contains standard covenants by the Company and Mr. Oliva, including as relates to confidentiality and indemnification, and defines the duties and responsibilities of Mr. Oliva’s continued employment with the Company.

Equity Incentive Plan

The Company maintains one stock option plan, the 2023 Equity Incentive Plan (the “2023 EIP”). The 2023 EIP was adopted by our Board of Directors on September 11, 2023, and thereafter timely approved by our stockholders. The 2023 EIP was subsequently amended on October 15, 2024, and thereafter timely approved by our stockholders.

Share Reserve

The 2023 EIP reserved an aggregate of 5,098,262 shares of common stock available for equity incentive awards. As of September 4, 2025, the 2023 EIP has 2,045,809 shares of common stock available for new incentive awards.

If any options granted expire or terminate without being exercised, both the 2023 EIP option plans provides that the shares covered thereby are added back to the plan’s share reserve and become available for stock equity incentive option awards to other participants.

Administration

Our Board of Directors have appointed Ben Errez as administrator of the 2023 EIP. The administrator has the full power to grant options, to determine the persons eligible to receive such equity grants, and to determine the amount, type and terms and conditions of each such grants.

Eligibility

Employees, directors, or consultants of the Company or any of our affiliates, as selected from time to time by the plan administrator in its discretion, are eligible to participate in the equity incentive plan.

Types of Awards

The equity incentive plans permits the granting of options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and options that do not so qualify. Options granted under the equity incentive stock option plans will be nonstatutory options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonstatutory options may be granted to any persons eligible to receive awards under the stock option plans.

The plan administrator shall determine the purchase price (the “option price”) for an optionee to exercise the option. For incentive stock options, the option price may not be less than 100% of the fair market value of one share of common stock on the date of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten (10) years from the date of grant (or five years for an incentive stock option granted to a 10% or greater stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of an option, the option price must be paid in full (i) in cash or by check; (ii) with approval of the plan administrator, by delivery of shares of Company common stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market, provided that if the shares were acquired from the Company, they have been held by the optionee for more than six months; or (iii) with such other form of legal consideration permitted by federal and state law as may be acceptable to the Board.

Equitable Adjustments

The 2023 EIP plans provides that the number of shares of common stock covered by each outstanding option, and the price per share thereof set forth in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

Transferability of Options

Both stock option plans provides that no option may be transferable by the optionee, except by will or by the laws of descent and distribution

Term of the Option Plans

The 2023 EIP will expire on November 3, 2033. Although no options may be granted under the plans after such dates, the expiration will not affect the validity of outstanding options.

Amendment and Termination

The Board of Directors may, insofar as permitted by law, from time to time, with respect to any shares of common stock at the time not subject to options, suspend or terminate the 2023 EIP or otherwise revise or amend the equity incentive plan. The Board of Directors must obtain stockholder approval for any revisions that would (i) increase the number of shares subject to the plan, (ii) decrease the price at which options may be granted, (iii) materially increase the benefits to optionees, or (iv) change the class of persons eligible to receive equity grants under the plan. No amendment or termination of the equity incentive plan may alter or impair the rights and obligations under any grants outstanding without the written consent of the grantee thereunder.

Pay versus Performance

Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding “compensation actually paid”, as defined in Item 402(v). In accordance with SEC rules, the “compensation actually paid” amounts shown in the table below for each applicable year reflect certain adjustments to the values reported in the Summary Compensation Table of the proxy statement as described in the footnotes to the following table.

In accordance with the transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for PEO Fredi Nisan	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(1)	Value of Initial Fixed $100 Investment Based On TSR	Net Income (Loss)
(a)	(b)	I	(d)	(e)	(f)	(g)
2024	$542,029	$439,853	$322,148	$395,473	$1.30	$(26,825,337)
2023	$766,742	$280,030	$462,263	$483,240	$4.16	$(53,101,287)

(1)	“Compensation Actually Paid” to our PEO and Non-PEO NEOs represent the “Total” compensation reported in the Summary Compensation Table less the “Stock Awards” and “Options Awards” reported in the Summary Compensation Table and adding in awards that were granted and vested for the applicable fiscal year as determined with SEC rules.
(2)	Ben Errez and George Oliva were our Non-PEO named executive officers in 2024. Ben Errez and Min Wei were our Non-PEO named executive officers in 2023.

Analysis of the Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $439,853 and $280,030 for 2024 and 2023, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding Mr. Nisan), as computed in accordance with Item 402(v) of Regulation S-K, was $395,473 and $483,240 for 2024 and 2023, respectively. The TSR of the Company, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, was ($9.57), or (9.6%), and ($62.17), or (68.8%), for 2023-2024 and 2022-2023, respectively. Company TSR is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

Compensation Actually Paid and Net Income

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $439,853 and $280,030 for 2024 and 2023, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding Mr. Nisan), as computed in accordance with Item 402(v) of Regulation S-K, was $395,473 and $483,240 for 2024 and 2023, respectively. The Company’s net loss, as computed in accordance with Item 402(v) of Regulation S-K and reflected in the Company’s audited financial statements for the applicable fiscal year, was ($26.8) million and ($53.1) million for 2024 and 2023, respectively.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Table

The following table presents the total compensation earned and paid to non-employee members (“Directors”) of our Board of Directors for the fiscal year ended December 31, 2024. In addition to the compensation outlined below, we reimburse Directors for reasonable travel expenses and out-of-pocket costs incurred in attending meetings of our Board of Directors or events attended on behalf of the Company.

Non-Employee Director Compensation Table

The following table sets forth compensation earned by each non-employee Director who served during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Genevieve Baer (3)	$45,000	$18,768	$63,768
Ezra Laniado (4)	45,000	18,773	63,773
David Montoya (5)	102,000	37,554	139,554

(1)	Represents the cash portion of annual director fees for service on the RYVYL Board.
(2)	Represents the fair value of the share awards for the year ended December 31, 2024. These amounts reflect the actual value upon vesting realized by the Board member.

(3)	Ms. Baer resigned as a member of the Board of Directors effective as of August 31, 2025.

(4)	Mr. Laniado resigned as a member of the Board of Directors effective as of August 31, 2025.
(5)	Mr. Montoya resigned as a member of the Board of Directors effective as of June 10, 2025.

Narrative to Director Compensation Table

Each non-employee director has entered into Board of Director Agreements (the “BOD Agreements”). Pursuant to the BOD Agreements, each non-employee director receives cash compensation in the amount of $2,500 per month. Pursuant to the BOD Agreements, each non-employee director will receive equity compensation in the form of shares of Common Stock in an amount equal to $2,500 per month. Each chairman of the independent committees receives cash compensation in the amount of $5,000 per month and equity compensation in the form of shares of Common Stock in an amount equal to $5,000 per month. Additionally, from time to time, each of the independent directors may receive awards pursuant to the Company’s Equity Incentive Plan or opt to receive cash in lieu of stock awards.

Each non-employee director has agreed to execute an indemnification agreement in favor of the Board member substantially in the form of the agreement attached to each BOD Agreement as Exhibit A (the “Indemnification Agreement”). In addition, so long as the Company’s indemnification obligations exist under the Indemnification Agreement, the Company shall provide the Board member with directors’ and officers’ liability insurance coverage in the amounts specified in the Indemnification Agreement.

The Company will also provide and maintain a 10b5-1 trading plan (the “Plan”) for its Directors and employees. If such Plan is not in effect at the time each month that Mr. Montoya is granted equity (each monthly grant, an “Equity Grant”), then the Company had agreed to compensate Mr. Montoya, within three (3) business days of an such Equity Grant, with an additional cash payment in an amount equal to $3,500 (each, a “Grant Tax Payment”) until such date that the Plan is made available to Montoya. Additionally, on the date that any such Equity Grant vests (each, a “Vesting Date”), if the Grant Tax Payment is not at least fifty percent (50%) of the fair market value of on any Vesting Date (each, a “FMV Grant Value”) then the Company, within three (3) business days of any Vesting Date, was required to pay Mr. Montoya the difference between (i) the FMV Grant Value and (ii) the Grant Tax Payment The Company’s obligation to Mr. Montoya terminated with his resignation as a director, effective as of June 10, 2025.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The following includes a summary of transactions since January 1, 2023 to which we have been a party in which (i) the amount involved exceeded or will exceed $120,000 or one percent (1%) of our average total assets at year-end for the last two completed fiscal years, and (ii) any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers, and stockholders.

Related Party Transactions

PrivCo

The Company repurchased, in two separate repurchase transactions, each consisting of 100,000 shares of common stock, an aggregate of 200,000 shares owned by PrivCo (an entity controlled by Messrs. Errez and Nisan). In October 2022, the Board unanimously ratified these two repurchase transactions between the Company and PrivCo. The Company repurchased 100,000 shares for a price per share of $55.90 (for total proceeds to PrivCo of $5,590,000) (the “First Repurchase”) and 100,000 shares for a price per share of $8.20 (for total proceeds to PrivCo of $820,000) (the “Second Repurchase”). The First Repurchase was based on the closing price of the common stock on November 24, 2021 and took place over a number of months starting in February 2022 and ending in October 2022. The Second Repurchase was based on the closing price of the common stock on July 29, 2022 and took place in October 2022. The purpose of each of these transactions was to allow the Company to issue shares to new stockholders without increasing the Company’s shares outstanding. As of December 31, 2024, and 2023, there were 11,733 and 100,525 shares available, respectively, of the 200,000 shares of common stock under the aforementioned transactions.

Mr. Nisan

The Company hired Dan Nusinovich on or about February 19, 2018 as our Development and Testing Manager and he was promoted to Vice President of Development on or about January 12, 2022. Mr. Nusinovich is the brother of Fredi Nisan, our CEO and Director. Mr. Nusinovich was paid approximately $260,000 per year. Mr. Nusinovich’s employment with the Company was terminated as of August 31, 2025.

The Company hired Liron Nusinovich on or about July 16, 2018 as a Risk Analyst and he was promoted to Junior Product Owner on or about February 16, 2022. Mr. Nusinovich is the brother of Fredi Nisan, our CEO and Director. Mr. Nusinovich was paid approximately $131,000 per year. Mr. Nusinovich’s employment with the Company was terminated as of August 18, 2025.

Kenneth Haller

The following are certain transactions between the Company and the Haller Companies. Mr. Haller was an employee of the Company through March 31, 2022.

Sky Financial & Intelligence, LLC – Haller owns 100% of Sky Financial & Intelligence LLC (“Sky”), a Wyoming limited liability company, and serves as its sole Managing Member. Sky is a strategic merchant services company that focuses on high risk merchants and international credit card processing solutions. In 2018, Sky was using GreenBox’s QuickCard payment system as its main payment processing infrastructure, through Sky’s relationship with Mtrac. It was through this successful relationship that we came to know Haller and the Haller Network. Realizing that the Haller Network and Haller’s unique skillset was highly complementary to our business objectives, we commenced discussions to retain Haller through his consulting firm, Sky, for a senior role, directly responsible for growing GreenBox’s operations. Subsequently, in November 2018, Haller was appointed as our Senior Vice President of Payment Systems, for a monthly consulting fee of $10,000, paid to Sky (“Haller Consulting Fee”).

On March 31, 2022, the Company entered into and closed an asset purchase agreement with Sky Financial to purchase a portfolio of certain merchant accounts. The Company paid $16,000,000 in cash at closing and issued 500,000 shares of restricted common stock on May 12, 2022. As of March 31, 2022, Mr. Haller is no longer an employee of the Company. As of December 31, 2024 the Company has not received the delivery of the acquired merchant list and the associated ISO management portal access. The Company wrote-off the entire purchase price during the year ended December 31, 2022. The parties have entered into a settlement agreement, relating to the purchase agreement, as of September 26, 2025.

Indemnification Under Articles of Incorporation and Bylaws; Indemnification Agreements

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Nevada Revised Statutes (“NRS”), subject to certain exceptions contained in our Bylaws. In addition, our Bylaws provide that our directors will not be liable for monetary damages for breach of fiduciary duty.

Policy Regarding Related Party Transactions

Our Board of Directors adopted a written policy contained in our Code of Business Conduct and Ethics regarding transactions with related persons. As a general rule, conducting corporate business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role, should be avoided. Relatives include spouse, sister, brother, daughter, son, mother, father, grandparents, aunts, uncles, nieces, nephews, cousins, step relationships, and in-laws. Significant others include persons living in a spousal (including same sex) or familial fashion with an employee. If such a related party transaction is unavoidable, the nature of the related party transaction must be fully disclosed to our Chief Financial Officer (“CFO”). If determined to be material to the Company by the CFO, our Audit Committee must review and approve in writing in advance such related party transactions. The most significant related party transactions, particularly those involving our directors or executive officers, must be reviewed, and approved in writing in advance by the Board. We must report all such material related party transactions under applicable accounting rules, federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given to such business.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the following four (4) director candidates, all of whom currently serve as our directors, to hold office until our 2025 Annual Meeting of Stockholders and until their respective successors shall have been elected and have qualified or until their earlier resignation or removal: Gene Jones, Brett Moyer, Tod Browndorf, and George Oliva.

Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the four (4) nominees listed above. Although it is not anticipated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected. Election of a Board of Directors requires the affirmative vote of a majority of the votes cast at the 2025 Annual Meeting, either present or by proxy, and at which a quorum is present.

For details regarding the qualifications and the specific experiences, qualifications, and skills of each of our director nominees, see “Directors and Officers” on page 6.

VOTES REQUIRED

Approval of Proposal No. 1 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, with respect to each director nominee. This means that each must receive a number of “for” votes representing a majority of the votes cast at the meeting, whether in person or by proxy. Abstentions and broker non-votes will have no effect on the election of directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINATED DIRECTORS.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed Simon & Edward, LLP (“Simon & Edward”), to serve as our independent registered public accounting firm for the year ending December 31, 2025. A representative of Simon & Edward is expected to be present at the 2025 Annual Meeting.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board of Directors may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders. If the appointment is not ratified, the Board of Directors will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

The following table presents fees paid for professional and other services rendered to the Company by Simon & Edward, LLP and KYJ, LLP in the years ended December 31, 2024, and 2023:

	Year Ended December 31,
	2024	2023
Audit Fees (1)	$228,700	$415,885
Tax Fees (2)	47,281	47,536
Total Fees	$275,981	$463,421

(1)	Consist of professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements, including audited financial statements presented in this Report for the years ended December 31, 2024, and 2023, as well as related services normally provided in connection with statutory and regulatory filings or engagements.

(2)	Consist of fees for professional services for tax compliance, tax advice and tax planning. These services include consultation on tax matters and assistance regarding federal, state, and international tax compliance.

Pre-Approval Policies and Procedures

In accordance with Section 10A(i) of the Exchange Act, before we engage our independent registered public accounting firm to render audit or non-audit services, the engagement is approved by our audit committee. Our audit committee approved all of the fees referred to in the rows titled “Audit Fees,” and “All Other Fees” in the table above.

The Audit Committee has approved the retention of Simon & Edward, LLP as our independent registered public accountants to audit our financial statements for fiscal year 2025. We are asking that you ratify that appointment, although your ratification is not required.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

The Audit Committee has reviewed and discussed with RYVYL’s management and Simon & Edward, LLP the audited consolidated financial statements of RYVYL contained in RYVYL’s Annual Report on Form 10-K for the 2024 fiscal year. The Audit Committee has also discussed with Simon & Edward, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from Simon & Edward, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Simon & Edward, LLP its independence from RYVYL.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in RYVYL’s Annual Report on Form 10-K for its 2024 fiscal year for filing with the Securities and Exchange Commission.

Members of the Audit Committee at the time the 2024 Form 10-K was filed:
David Montoya (Chairperson)	Genevieve Baer	Ezra Laniado

Current Members of the Audit Committee
Brett Moyer (Chairperson)	Tod Browndorf

VOTES REQUIRED

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the 2025 Annual Meeting. Abstentions will be counted as votes “AGAINST” this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SIMON & EDWARD, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECTUATE A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK, PAR VALUE $0.001 PER SHARE, AT A RATIO OF BETWEEN ONE-FOR-FIVE AND ONE-FOR-FIFTEEN, WITH SUCH RATIO TO BE DETERMINED AT THE SOLE DISCRETION OF THE BOARD AND WITH SUCH REVERSE STOCK SPLIT TO BE EFFECTUATED AT SUCH A RATE AND AT SUCH TIME AND DATE, IF AT ALL, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION

Introduction

Our Board acted unanimously to adopt an amendment to our Amended Articles to enable a potential reverse split of our issued and outstanding Common Stock at a ratio of between one-for-five and one-for-fifteen (the “Reverse Split”), with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion and, at the same time. The Board is now asking you to approve the Reverse Split.

If approved, the Reverse Split will be effective upon the filing of a certificate of amendment to our Amended Articles, in substantially the form attached to this proxy statement as Annex A (the “Reverse Split Amendment”), with the Secretary of State of Nevada, with such filing to occur, if at all, at the sole discretion of the Board.

The intention of the Board in obtaining approval for the Reverse Split would be to increase the stock price of our Common Stock sufficiently above the $1.00 minimum bid price requirement for continued listing on the Nasdaq Capital Market if necessary in the future. Additionally, we received notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, because the closing bid price for the Common Stock had fallen below $1.00 per share for 30 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). Nasdaq’s notice has no immediate effect on the listing of the Company’s Common Stock on the Nasdaq Capital Market. However, if we are unable to resolve the situation to allow for continued listing on the Nasdaq Capital Market, this may result in a de-listing of our Common Stock.

In addition, the effect of the Reverse Split will be to increase the number of authorized but unissued shares of Common Stock of the Company since the proposed Reverse Split will only effect the outstanding shares of Common Stock on the date of the Reverse Split and will have no impact on the number of authorized shares that the Company is permitted to issue pursuant to the Amended Articles. The Board, in its sole discretion, may elect to abandon the Reverse Split in its entirety at any time.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock. Except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock (in hand or on an as converted basis) outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not otherwise be affected by the Reverse Split.

The table below sets forth the number of shares of our Common Stock and warrants outstanding before and approximate number of shares and warrants outstanding after the Reverse Split based on 31,770,324 shares of our Common Stock and 15,384,615 warrants outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a One- for- five Reverse Split	Assuming a One- for- seven Reverse Split	Assuming a One- for- ten Reverse Split	Assuming a One- for- twelve Reverse Split	Assuming a One- for- fifteen Reverse Split
Aggregate Number of Shares of Common Stock Outstanding	31,770,324	6,354,065	4,538,618	3,177,032	2,647,527	2,118,022
Aggregate Number of Warrants Outstanding (Each Exercisable for One Share of Common Stock following the Reverse Split)	15,384,615	3,076,923	2,197,802	1,538,462	1,282,051	1,025,641

The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Split; Nasdaq Requirements for Continued Listing

The Board’s primary objective in proposing a potential Reverse Split is to raise the per share trading price of our Common Stock. Our Common Stock currently trades on Nasdaq under the symbol “RVYL.” In order to maintain our listing on Nasdaq, we may be required to effect the Reverse Split so that our listed shares maintain a minimum bid price per share of at least $1.00. The closing trading price on September 10, 2025 was $0.29.

On June 12, 2025, the Company received written notice from the Nasdaq Listing Qualifications Staff notifying the Company that, because the closing bid price for the Common Stock has fallen below $1.00 per share for 30 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). Nasdaq’s notice has no immediate effect on the listing of the Company’s Common Stock on the Nasdaq Capital Market. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until December 9, 2025, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company’s Common Stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to December 9, 2025.

In addition, the Reverse Split would increase the availability of such shares, which could then be issued upon conversion or exercise of our outstanding convertible securities and for grants under our currently effective equity incentive plan, or otherwise.

Our Board has concluded that the liquidity and marketability of our Common Stock will be adversely affected if it is not listed on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Common Stock. Our Board believes that current and prospective investors will view an investment in our Common Stock more favorably if our Common Stock remains listed on Nasdaq.

Our Board also believes that the Reverse Split and any resulting increase in the per share price of our Common Stock will enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on Nasdaq.

Potential Disadvantages of the Reverse Split

Potential Reduction in Market Value

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by up to a factor of fifteen. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock proportionately based on the Reverse Split ratio, or result in any permanent increase in the market price of our Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our market capitalization will be reduced, perhaps significantly.

Potential for “Odd Lots”

The number of shares held by each individual holder of Common Stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of Common Stock in the event they wish to sell all or a portion of their position.

Potential Adverse Effect on Liquidity

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Potential Reduction in the Exercise Price of the July Warrants

In connection our raise of $6.0 million in gross proceeds in a public offering in July 2025, we issued common warrants to investors to purchase up to 15,384,615 shares of Common Stock, at an exercise price of $0.39 per share (the July Warrants”). In the event of a Reverse Split, while this exercise price would be increased in the same ratio as the ratio of the Reverse Split, and the number of shares exercisable would be correspondingly reduced, there is a provision in the July Warrants that could result in a significant reduction in the adjusted exercise price, in the event that the price of our Common Stock goes down shortly after the Reverse Split. This would likely result in our receiving less proceeds upon the exercise of the July Warrants.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split, if approved, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Reverse Split Amendment will be filed with the Secretary of State of Nevada. The actual timing of the filing of the Reverse Split Amendment with the Secretary of State of Nevada to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Reverse Split Amendment, without further action by our stockholders. In addition, our Board may deem it advisable to effect the Reverse Split even if the price of our Common Stock is above $1.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Nevada (the “Effective Time”).

Upon the filing of the Reverse Split Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 1,000 shares of our Common Stock, you would hold 200shares of our Common Stock following the Reverse Split if the ratio is one-for-five or you would hold 67 shares of our Common Stock if the ratio is one-for-fifteen.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares of Common Stock so that we are not obligated to issue cash in lieu of any fractional shares that such Common Stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or exercise or conversion of other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration

Our Common Stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock.

Fractional Shares; Exchange of Stock Certificates

Our Board does not intend to issue fractional shares of Common Stock in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Split, that stockholder will receive a certificate representing 151 shares of Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 224 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Anti-Takeover and Dilutive Effects

The authorized Common Stock and preferred stock will not be diluted as a result of the Reverse Split. The Common Stock and preferred stock that are authorized but unissued provide the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock or preferred stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons who may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Text of Proposed Reverse Split Amendment; Effectiveness

The text of the proposed Reverse Split Amendment is set forth in substantially final form in Annex A to this Proxy Statement. If and when effected by our Board, the Reverse Split will become effective upon its filing with the Secretary of State of Nevada.

VOTES REQUIRED

The affirmative vote of a majority of the voting shares issued and outstanding on the Record Date

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT.

PROPOSAL 4

APPROVAL AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 500,000,000 SHARES

General

The Board of Directors has approved and adopted for submission to our stockholders an amendment to Article II, Section 2.1 of the Company’s Amended Articles to increase the number of authorized shares of common stock of the Company from 100,000,000 to 500,000,000. The Board believes that regardless as to whether the stockholders approval the Reverse Split and the Reverse Split is consummated reducing the number of issued and outstanding shares of common stock, the amendment is necessary to maintain flexibility to issue shares of common stock to raise cash in one or more equity financings to fund our operations, to effect future awards under stockholder-approved equity incentive plans or for other general corporate purposes.

Current Capital Structure

As of September 10, 2025, the Record Date, we had 105,000,000 authorized shares, with 100,000,000 shares designated as common stock, $0.001 par value per share, of which 31,770,324 shares were issued and outstanding. Of the remaining 68,229,676 authorized shares of common stock, 15,384,615 shares are reserved for issuance upon the exercise of outstanding warrants, and 1,825,583 shares are reserved for issuance upon the exercise of issued and outstanding equity awards under the current equity incentive plans. This leaves 51,019,478shares of our authorized common stock unissued and unreserved and available for future issuance.

Background and Purpose of the Amendment

We believe the Company will do additional financings in the immediate near future, including in connection with the plan which management is actively pursuing to enhance its existing business plan by exploring opportunities for the acquisition of digital assets and the adoption of Crypto Treasury Allocation policy (the “Enhanced Plan”). The Company will need the ability to raise cash in the future in one or more equity financings to fund our operations, or for potential future acquisitions, relating to the Enhanced Plan, as well as to affect future awards under stockholder-approved equity incentive plans or for other general corporate purposes. In addition, with our current number of remaining authorized shares, we have limited ability to issue shares upon exercises of outstanding options and warrants, although we do not have any present commitment to issue any of the shares of common stock that will become available as a result of this proposed amendment. However, our Board believes it is in the best interests of the Company and our stockholders to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future. The additional 400,000,000 authorized shares of common stock would be available for issuance for various purposes, as our Board may deem advisable, such as for future financings, to satisfy the issuance of shares of common stock on the conversion or exercise of our options, warrants or other convertible securities, to provide equity incentive to employees, officers, consultants and directors, to make stock-based acquisitions and for other general corporate purposes.

The additional authorized shares of common stock under the proposed amendment will provide us with essential flexibility to use our common stock, without further stockholder approval (except to the extent such approval may be required by law or by applicable exchange listing standards) to act quickly for any proper corporate purposes, including, without limitation, raising capital through one or more future public offerings or private placements of equity securities expanding our business and product pipeline, acquisition transactions, licensing, joint venture and other transactions, entering into strategic relationships, providing equity-based compensation and/or incentives to employees, consultants, officers and directors, effecting stock dividends or for other general corporate purposes. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The Board will determine whether, when and on what terms the issuance of shares of common stock may be warranted in connection with any of the foregoing purposes.

The Board believes this is good governance and standard for many companies at this stage of development. If the proposed amendment is not approved by our stockholders, our business development and financing alternatives will be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed, perhaps severely, by this limitation. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management, and if the amendment is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities that our Compensation Committee deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve the amendment, we may not be able to access the capital markets, initiate or complete clinical trials and other key development activities, complete corporate collaborations or partnerships, conduct strategic business development initiatives, add to our product pipeline, attract, retain and motivate employees and others required to make our business successful, and pursue other business opportunities integral to our growth and success, all of which could severely harm our company and our future prospects.

Because it is anticipated that our directors and executive officers will be granted additional equity awards under the Company’s equity incentive plan, they may be deemed to have an indirect interest in the proposed amendment, because absent the amendment, we may not have sufficient authorized shares to grant such awards. However, the Board believes the number of shares authorized by the equity incentive plan is small in relation to the total authorized shares of common stock of the Company.

The proposed amendment would not have any effect on par value. Our common stock is all of a single class, with equal voting, distribution, liquidation and other rights. The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Should our Board of Directors issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase any newly authorized shares of common stock solely by virtue of their ownership of shares of our common stock, and their percentage ownership of our then outstanding common stock could be reduced. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

Rights of Additional Authorized Shares

The additional common stock to be authorized by stockholder approval of this proposal would have rights identical to the currently outstanding shares of our common stock.

Potential Adverse Effects of the Amendment

Adoption of the amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. However, any future issuance of additional authorized shares of our common stock, at the future direction of the Board of Directors (and upon the approval of stockholders, if and as required by applicable law and any stock exchange regulation, if applicable) may, among other things, dilute the earnings per share of common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

In addition to the purposes mentioned above, an increase in the number of authorized shares of common stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board of Directors determines is not in the best interest of the Company and its stockholders. However, the Board of Directors does not intend or view the proposed increase in the number of authorized shares of common stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Text of Proposed Increase in Authorized Shares Amendment

The text of the proposed Increase in Authorized Shares Amendment is set forth in substantially final form in Annex B to this Proxy Statement. If the amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Amended Articles with the Secretary of State of the State of Nevada.

VOTES REQUIRED

The affirmative vote of a majority of the voting shares issued and outstanding on the Record Date.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficially owned holdings of: (1) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (2) each of our directors, nominees for director and named executive officers; and (3) all directors and executive officers as a group. Applicable percentage ownership is based on the 31,770,324 shares of Common Stock outstanding as of September 10, 2025, the Record Date.

A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated.

Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at 3131 Camino Del Rio North, Suite 1400, San Diego, California.

Name and Address of Owner	Shares of Common Stock Owned Beneficially	Percent of Class (1)
5% Holders
S8 Global Fintech & Regtech Fund (2)	3,504,845	11.03%
Arena Investors, LP (3)	1,388,025	4.37%
GreenBox POS LLC (4)	1,848,922	5.82%

Officers and Directors
Fredi Nisan (5)	2,132,038	6.70%
George Oliva	65,488	*
Zechariah Kirscher (6)	74,215	*
Gene Jones	-	-
Brett Moyer	-	-
Tod Browndorf	-	-
Total of Officers and Directors (6 Persons)	2,271,741	7.10%

*	Less than 1%

(1)	Percentages are based on 31,770,324 shares of common stock issued and outstanding on September 10, 2025, the Record Date.

(2)	According to that certain Schedule 13G filed by S8 Global Fintech & Regtech Fund (“S8 Global”) with the SEC on June 20, 2025, S8 Global reported owning 3,087,000 shares of Common Stock. On June 27, 2025, S8 Global filed a Schedule 13D with the SEC in which it reported an increase in ownership to 3,390,354 shares of common stock. On July 1, 2025, S8 Global filed a Form 4 with the SEC in which it reported an additional increase in ownership to 3,504,845 shares of common stock. The business address of S8 Global is 2C Parc d’Activites, Capellen, Luxembourg 8308.

(3)	According to that certain Schedule 13G filed by Arenda Investors, LP, Arena Investors GP, LLC, Arenda Special Opportunities Partners III, LP and Arena Special Opportunities Partners III GP, LLC (collectively, “Arena”) with the SEC on July 22, 2025, Arena reported owning 1,368,025 shares of Common Stock. The business address of Arena is 2500 Westchester Avenue, Suite 401, Purchase, NY 10577.

(4)	GreenBox POS LLC (“PrivCo”) holds 1,848,922 shares of the Company’s issued and outstanding stock. PrivCo is managed by its two managing members, Ben Errez and Fredi Nisan Mr. Nisan serves as an officer and director of the Company. Messrs. Errez and Nisan each own 50% of PrivCo..

(5)	Mr. Nisan owns 50% of PrivCo and therefore owns 924,461 shares held by PrivCo. As one of two managing members of PrivCo, Mr. Nisan has influence over PrivCo’s entire holding of 1,848,922 shares. Also includes 62,786 vested option held by Mr. Nisan.

(6)	Includes 53,334 fully vested options.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the 2025 Annual Meeting, other than that described above. As to other business, if any, that may properly come before the 2025 Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2026 Annual Meeting must submit their proposals to the Company at the physical address provided below on or before July 2, 2026. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2026 proxy statement.

In order to be properly brought before the 2026 Annual Meeting, regardless of inclusion in our proxy statement, notice of a matter a stockholder wishes to present, including any director nominations, must be delivered to the Company at the physical address provided below, not less than 90 nor more than 120 days prior to the first anniversary date of this year’s Annual Meeting, which would be no earlier than July 2, 2026 and no later than August 1, 2026. If, however the date of the meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than 90 days prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or 10th day following the day on which public announcement of the date of such meeting is first made by the us. The stockholder must also provide all of the information required by our Bylaws.

RYVYL Inc.

Corporate Secretary

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

HOUSEHOLDING

The SEC allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Householding is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. Householding will continue until you are notified otherwise or you submit contrary instructions.

The Company will promptly deliver an additional copy of any such document to any stockholder who writes the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notice, proxy statement and annual report, you may contact us to request delivery of a single copy of these materials. Any such written request should be directed to the Company at the following physical address or email address:

RYVYL Inc.

Corporate Secretary

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

Email: jasmine@ryvyl.com

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

ANNUAL REPORT ON FORM 10-K

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 28, 2025.

OTHER MATTERS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this proxy statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.

Annex A

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.

3. Indicate the number of authorized shares and par value, if any of each class or series after the change.

4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.

5. Indicate provisions, if any, regarding fractional shares that are affected by the change.

6. NRS required statement.

7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.

8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: RYVYL Inc. Entity or Nevada Business Identification Number (NVID): NV20071487990
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: (i) 100,000,000 shares of common stock, par value $0.001; (ii) 5,000,000 shares of preferred stock, par value $0.01
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: (i) 100,000,000 shares of common stock, par value $0.001; (ii) 5,000,000 shares of preferred stock, par value $0.01
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: Each [five-fifteen (5-15)] shares of common stock will be converted and exchanged into one (1) share of common stock
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: All fractional shares of common stock shall be rounded up to the nearest whole share.
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X ______________________ Signature of Officer — Title — Date

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

Page 1 of 1
Revised: 8/1/2023

A-1

Annex B

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: RYVYL Inc. Entity or Nevada Business Identification Number (NVID): NV20071487990
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______ Or ☐ No action by stockholders is required, name change only.
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ______ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Signature of Officer or Authorized Signer — Title X ____________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

RYVYL Inc.

Additional Page to Amendment to Amended and Restated Articles of Incorporation is amended by replacing it in its entirety with the following new Section 2.1

2.1 Authorized Shares. The total number of shares that this corporation is authorized to issue is 505,000,000 shares of Capital stock, consisting of 500,000,000 shares of common stock, having a par value of $0.001 per share, and 5,000,000 shares of preferred stock, having a par value of $0.01 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on October 29, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on October 29, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80399-P37814 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RYVYL INC.

The Board of Directors unanimously recommends you vote FOR each of the following Director Nominees:

	For All	Withhold All	For All Except
1. To elect four directors to hold office until the next annual meeting and until their respective successors are elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) George Oliva
02) Brett Moyer
03) Gene Jones
04) Tod Browndorf

The Board of Directors unanimously recommends you vote FOR each of proposals 2, 3 and 4.

	For	Against	Abstain
2. To ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for fiscal year ending December 31, 2025.	☐	☐	☐
3. To approve an amendment to the Company's Amended and Restated Articles of Incorporation, as amended, to effect a reverse stock split of the Company's common stock, par value, $0.001 per share, at a ratio of not less than one-for-five and not more than one-for-fifteen, with the exact ratio, timing, and implementation to be determined by the Board of Directors in its sole discretion.	☐	☐	☐
4. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 500,000,000.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V80400-P37814

RYVYL INC.
Annual Meeting of Stockholders
October 30, 2025 at 4:00 PM Eastern Time/1:00 PM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brett Moyer and George Oliva, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of RYVYL Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:00 PM Eastern Time/1:00 PM Pacific Time on October 30, 2025, at www.virtualshareholdermeeting.com/RVYL2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side